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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  May 28, 2002
                                                          ----------------


                        ACTIVE LINK COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)

     Commission file number:  0-30220

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
                             Colorado                                              84-0917382
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(State or other jurisdiction of incorporation or organization)        (I.R.S. Employer Identification No.)

 7388 South Revere Parkway,  Suite 1000, Englewood,  Colorado                         80112
 ------------------------------------------------------------                      ----------
         (Address of principal executive offices)                                  (Zip Code)


                                 (303) 721-8200
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               Registrant's telephone number, including area code


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Active Link's wholly owned subsidiary Mobility Concepts, Inc. announced that it had reached agreement with its largest supplier, Fujitsu Personal Systems, Inc. ("Fujitsu") on the restructuring of approximately $2.6 million of trade payables. Terms of the restructuring require a payment of $500,000 to Fujitsu in June. The Company fully expects to make this payment, but needs additional capital to satisfy other urgent working capital needs.


 SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                Active Link Communications, Inc.
                                                --------------------------------
                                                (Registrant)


Date: June 12, 2002                             /s/ David E. Welch
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                                                David E. Welch
                                                Vice President and Chief
                                                Financial Officer



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